UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 10, 2019 (Date of earliest event reported)
ImmuCell Corporation (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-12934 (Commission File Number)	01-0382980 (IRS Employer Identification Number)

56 Evergreen Drive Portland, Maine (Address of principal executive offices)		04103 (Zip Code)
207-878-2770 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

On April 10, 2019, ImmuCell Corporation (the “Company”) informed RSM US LLP (“RSM”) that RSM had been dismissed as the Company’s independent registered public accounting firm due to the Company’s desire to work with a local firm and to obtain such services at a lower cost. This decision was authorized by the Audit Committee and ratified by the Board of Directors of the Company.

There were no disagreements between the Company and RSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RSM, would have caused RSM to make reference to the subject matter of the disagreements in any of RSM’s reports on the Company’s financial statements for the years ended December 31, 2018 or 2017. During the years ended December 31, 2018 and 2017, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness in the Company’s internal control over financial reporting as disclosed in the Company’s Quarterly Reports on Forms 10-Q for the interim periods ended June 30, 2018 and September 30, 2018. None of such reports contained any adverse opinion or disclaimer or were qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided RSM with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (“Commission”) and requested that RSM furnish it with a letter addressed to the Commission stating that it agrees with the statements made above.  A copy of RSM’s letter, dated April 12, 2019 is attached herewith as Exhibit 16.1 to this Form 8-K.

On April 12, 2019, the Company engaged Wipfli LLP as its independent registered public accounting firm for the year ending December 31, 2019 beginning with a customary review of the Company’s financial statements as of and for the quarter ended March 31, 2019.

During the two most recent fiscal years and the interim periods preceding the engagement, and through the date of this report on Form 8-K, neither the Company nor anyone on its behalf has previously consulted with Wipfli LLP regarding either: (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided nor oral advice was provided to the Company that Wipfli LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (b) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from RSM US LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUCELL CORPORATION

Date: April 12, 2019	By:	/s/ Michael F. Brigham
Michael F. Brigham President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from RSM US LLP to the Securities and Exchange Commission.

2